UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 11, 2004

WESTLAKE CHEMICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-108982	76-0346924
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2801 Post Oak Boulevard, Suite 600
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release issued by Westlake Chemical Corporation dated May 11, 2004.

Item 12. Results of Operations and Financial Condition.

     On May 11, 2004, Westlake Chemical Corporation issued a press release with respect to its 2004 first quarter earnings. The press release is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein.

     The information furnished pursuant to this Item 12, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed by Westlake Chemical Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL CORPORATION
By:	/s/ Albert Chao
Albert Chao
President

Date: May 11, 2004

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EXHIBIT INDEX

No.	Description
99.1	Press release issued by Westlake Chemical Corporation dated May 11, 2004.

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